Exhibit 10.19

Alaska Communications Systems Group, Inc.
1999 Non-Employee Director Stock Compensation Plan

On February 17, 2004 the Compensation and Personnel Committee of the Board of Directors modified the form of Director compensation. Directors are now required to receive at least 50 percent of their annual retainer in the form of Company stock, under the Alaska Communications Systems Group, Inc. 1999 Non-Employee Director Stock Compensation Plan. Directors retained the opportunity to be compensated up to 100 percent in Company stock and also retained the opportunity to defer their compensation.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
2005 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN
PARTICIPANT SHARE ELECTION FORM

Following are my elections under the Non-Employee Director Stock Compensation Plan (“Plan”).

Form of Payment
I elect to receive my fees as follows:

☐ 50% shares of stock, 50% cash	☐ 100% shares of stock

☐ 75% shares of stock, 25% cash

Delivery Options
I elect compensation delivery as follows:

Directly to me	Defer
☐ 100% of all	☐ 100% of all

☐ Cash ___%	☐ Cash ___%

☐ Shares ___%	☐ Shares ___%

Distribution of Deferred Compensation
I elect to have my deferred account balance(s), if any, delivered as follows (check one):

☐ In a single lump sum
☐ In ___(list number not less than two or more than fifteen) annual installments

Certification
I understand that the choices I make relative to the amounts I defer and the methods of payments are irrevocable. Future elections may change the choice as to future deferrals only. I further understand that distribution form my Share Account, if any, will be in whole shares of common stock; a fractional share will be paid in cash. The foregoing elections will remains in effect until later changed by me in writing or otherwise changed in accordance with the terms of the Plan.

Signature:	_______________________________________	Date	_______

Name:	_______________________________________________________

Address:	_______________________________________________________

_______________________________________________________
Phone:	_______________________________________________________